SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1933

November 4, 2003

Date of Report (date of earliest event reported)

Occam Networks, Inc.

(Exact name of Registrant as specified in its charter)

Delaware		77-0442752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of principal executive offices)

(805) 692-2900

(Registrant’s telephone number, including area code)

ITEM 7.	Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:

99.1 Press Release, dated November 4, 2003, of Occam Networks, Inc. announcing its financial results for the three- and nine-month periods ended September 30, 2003.

ITEM 12.	Results of Operations and Financial Condition

The following information is intended to be furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 4, 2003, Occam Networks, Inc. issued a press release, regarding its financial results for the three- and nine-month periods ended September 30, 2003. The full text of the press release is attached hereto as as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2003

OCCAM NETWORKS, INC.

By:	/s/ Howard Bailey
Howard Bailey Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

99.1	Press Release, dated November 4, 2003, of Occam Networks, Inc. announcing its financial results for the three- and nine-month periods ended September 30, 2003.